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                           SMALLCAP WORLD FUND, INC.
                            Meeting of Shareholders

                               IMPORTANT  NOTICE

 A meeting of shareholders of SMALLCAP World Fund, Inc. will take place on September 12, 2000.

 You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you intend to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

 No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs - which are paid for by the fund and its shareholders - and will also mean that you can avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

 We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' votes for certain issues. As a shareholder, you have a right to vote on these issues.

                        IMPORTANT VOTING INFORMATION INSIDE

                            SMALLCAP WORLD FUND, INC.

                        NOTICE OF MEETING OF SHAREHOLDERS
                               SEPTEMBER 12, 2000

TO THE SHAREHOLDERS OF
SMALLCAP WORLD FUND, INC.:

 A Meeting of Shareholders of SMALLCAP World Fund, Inc. (the "Fund") will be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, September 12, 2000 at 11:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) The election of a Board of 11 Directors.
 (2) A proposal to eliminate or revise certain of the Fund's investment restrictions.
 (3) Ratification of the selection of Deloitte & Touche LLP as independent public accountant for the Fund for the fiscal year ending September 30, 2000.

 The Board of Directors has fixed the close of business on July 7, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE
TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    By order of the Board of Directors,

    CHAD L. NORTON
    SECRETARY

July 18, 2000


                                   IMPORTANT

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

                          SMALLCAP WORLD FUND, INC.
            333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071

                             PROXY STATEMENT

                         MEETING OF SHAREHOLDERS
                           SEPTEMBER 12, 2000

 The enclosed proxy is solicited by the Board of Directors of the Fund in connection with the meeting of shareholders to be held at the offices of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, September 12, 2000 at 11:00 a.m., local time.

 If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted for the proposals. You can revoke a proxy card before its exercise, either by filing with the Fund a written notification of revocation, or by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. Signed but unmarked proxies will be voted for the below nominated trustees and in favor of all proposals. Abstentions and broker "non-votes" (i.e. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining a quorum, but will have no effect on Proposal 1 and will not count toward the approval of Proposals 2 and 3.
This Proxy Statement and proxy card was first mailed to shareholders on or about July 18, 2000.

 The Fund is a fully managed, diversified, open-end investment company that issues two classes of shares of beneficial interest -- Class A and Class B. At the close of business on July 7, 2000, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the two classes of shares: 350,049,685 Class A shares; and 1,105,262 Class B shares. Each share is entitled to one vote. Class A and Class B shareholders will vote together on all proposals. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

 With respect to the election of directors (Proposal 1), the 11 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of the lesser of (a) 67% or more of all shares present in person or by proxy, if the holders of more than 50% of all outstanding voting shares are present or represented by proxy, or (b) more than 50% of all outstanding voting shares on the record date. The vote required to approve Proposal 3 is the affirmative vote of a majority of all shares present in person or represented by proxy.

 If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies.
The persons named as proxies may vote all proxies in favor of such adjournment.


PROPOSAL 1: ELECTION OF DIRECTORS

 Eleven directors are to be elected at the meeting, each to hold office until the next meeting and until a successor is elected and qualified. Because meetings of shareholders will not be held each year, the directors' terms will be indefinite in length. All of the nominees for director except Joseph C. Berenato, Gordon Crawford and Gregory W. Wendt were elected by shareholders at their last meeting on April 5, 1995. Mr. Berenato and Mr. Wendt were elected by the Board of Directors in 2000, and Mr. Crawford was elected by the Board of Directors in 1998.

 Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

                                                                         MEMBERSHIPS        SHARES
                                                                         ON
                                   CURRENT                 YEAR          BOARDS             BENEFICIALLY
                                   PRINCIPAL                             OF OTHER
NAME OF                            OCCUPATION              FIRST         REGISTERED         OWNED,
NOMINEE                            AND                                   INVESTMENT         DIRECTLY
(POSITION                          PRINCIPAL               ELECTED A     COMPANIES AND      OR INDIRECTLY,
WITH FUND)                         EMPLOYMENT                            PUBLICLY           AT
AND AGE                            DURING PAST             TRUSTEE       HELD               JULY 7,
                                   FIVE YEARS                            COMPANIES          2000
Mr. Joseph C. Berenato             Chairman,               2000          The American       100
                                   President and                         Funds Group
                                   Chief Executive

(Director)                         Officer, Ducommun                     (Director - 1
54                                 Incorporated                          other fund)

Amb. Richard G. Capen, Jr.         Corporate Director      1993          The American       312
                                   and author; former                    Funds Group
                                   U.S.

(Director)                         Ambassador to                         (Director/
                                   Spain; former                         Trustee -
                                   Vice                                  13 other
                                                                         funds)

65                                 Chairman of the
                                   Board, Knight
                                   Ridder, Inc.;

                                   former Chairman
                                   and Publisher,
                                   The

                                   Miami Herald

Mr. H. Frederick Christie          Private Investor;       1983          The American        1,426
                                   former President                      Funds Group
                                   and Chief

(Director)                         Executive Officer,                    (Director/
                                   the Mission Group                     Trustee - 17
                                   (non-                                 other funds)

67                                 utility holding
                                   company,
                                   subsidiary of

                                   Southern
                                   California Edison
                                   Company)

Mr. Gordon Crawford*               Senior Vice             1999          The American         91,802+
                                   President and                         Funds Group
                                   Director, Capital

(Chairman of the Board             Research and                          (Director - 1
                                   Management Company                    other fund)

and Director)

53

Mr. Alan Greenway                  President,              1990          The American          234
                                   Greenway                              Funds Group
                                   Associates, Inc.

(Director)                         (management                           (Director/
                                   consulting                            Trustee - 4
                                   services)                             other funds)

72

Mr. E. Graham Holloway*            Retired; former         1991          The American          61,731+
                                   Chairman of the                       Funds Group
                                    Board,

(Director)                         American Funds                        (Director - 1
                                   Distributors, Inc.                    other fund)

70

Ms. Leonade D. Jones               Chief Financial         1995          The American          68
                                   Officer and                           Funds Group
                                   Secretary,

(Director)                         VentureThink LLC;                     (Director - 5
                                   former Treasurer,                     other funds)

52                                 The Washington
                                   Post Company

Mr. William H. Kling               President,              1990          The American          18,914
                                   Minnesota                             Funds Group
                                   Public Radio;

(Director)                         President,                            (Director/Trustee
                                   Greenspring                           Advisory Board - 5
                                   Company; former                       other funds)

58                                 President,
                                   American Public
                                   Radio (now

                                   public Radio                          Irwin
                                   International)                        Financial
                                                                         Corporation

                                                                         St. Paul
                                                                         Companies

Dr. Norman R. Weldon               Managing Director,      1990          The American          912
                                   Partisan                              Funds Group
                                   Management

(Director)                         Group, Inc.;                          (Director/Advisory Board
                                   Former Chairman                       - 2 other funds)
                                   of the Board,

65                                 Novoste                               Enable
                                   Corporation                           Medical

Mr. Gregory W. Wendt*              Senior Vice             2000                                5,883+
                                   President,
                                   Capital Research
                                   Company

(President and Director)

Dr. Patricia K. Woolf              Private Investor;       1990          The American          4,146
                                   lecturer,                             Funds Group
                                   Department of

(Director)                         of Molecular                          (Director - 5
                                   Biology,                              other funds)
                                   Princeton

65                                 University;                           General
                                   Corporate                             Public
                                   Director                              Utilities
                                                                         Corporation

                                                                         Crompton &
                                                                         Knowles
                                                                         Corporation


_________________

* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+ Includes shares beneficially held under a master retirement plan.
Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821, serves as the investment adviser to The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America,
Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc.,
The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefitting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 The Fund has an Audit Committee composed of Richard G. Capen, Jr., H. Frederick Christie, Alan Greenway and Leonade D. Jones. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

 The Fund has a Committee on Governance composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the
Board of Directors nominees for election as directors of the Fund.   While the
Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

 The Fund has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and service agreement, principal underwriting agreement and the Plans of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.

 There were four Board of Directors, four Audit Committee, two Committee on Governance and one Contracts Committee meetings during the year ended September 30, 1999. All incumbent directors attended 100% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.



                             DIRECTOR COMPENSATION

                                                              TOTAL COMPENSATION
                                                              (INCLUDING VOLUNTARILY
                                                              DEFERRED COMPENSATION/1/)
                                      AGGREGATE COMPENSATION   FROM ALL FUNDS MANAGED      TOTAL NUMBER
                                      (INCLUDING VOLUNTARILY   BY CAPITAL RESEARCH AND     OF FUND
                                      DEFERRED COMPENSATION/1/)   MANAGEMENT COMPANY          BOARDS ON
                                      FROM THE FUND DURING    OR ITS AFFILIATES/2/ FOR    WHICH DIRECTOR
 DIRECTOR                              FISCAL YEAR ENDED 9/30/99     THE 12 MONTHS ENDED 9/30/99     SERVES/2/
Mr. Joseph C. Berenato                $ -0-/4/                $ -0-/4/                    2

Amb. Richard G. Capen, Jr.            21,000                  45,250                      14

Mr. H. Frederick Christie             21,250 (deferred)/5/    211,600(deferred)/5/        18

Mr. Gordon Crawford                   none/3/                 none/3/                     2

Mr. Alan Greenway                     21,000                  94,500                      5

Mr. E. Graham Holloway                none/3/                 none/3/                     2

Ms. Leonade D. Jones                  21,000 (deferred)       138,500(deferred)/5/        6
                                      /5/

Mr. William H. Kling                  19,500 (deferred)       95,250(deferred)/5/         6
                                      /5/

Dr. Norman R. Weldon                  19,500                  41,750                      3

Mr. Gregory W. Wendt                  none/3/                 none/3/                     1

Dr. Patricia K. Woolf                 19,500                  103,250                     6


/1/Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Gordon Crawford, E. Graham Holloway and Gregory W. Wendt are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

/4/ Joseph C. Berenato was elected a Trustee effective June 22, 2000 and, accordingly, received no remuneration from the fund as of the fiscal year ended November 30, 1999.

/5/ Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) as of the fiscal year ended September 30, 1999 for participating directors is as follows:
H. Frederick Christie ($84,765), Leonade D. Jones ($66,948) and William H. Kling ($113,847). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director.


                                 OTHER OFFICERS

NAME                                                                              OFFICER
(POSITION WITH FUND)                                                              CONTINUOUSLY
AND AGE                          PRINCIPAL OCCUPATION/1/                          SINCE /2/

Mr. Vincent P. Corti             Vice President - Fund Business                   1989
                                 Management Group,

(Vice President)                 Capital Research and Management
                                 Company

44

Mr. J. Blair Frank               Vice President, Capital Research                 1999
                                 company

(Vice President)

33

Mr. Jonathan Knowles             Vice President and Director,
                                 Capital Research Company                         2000

39

Mr. Chad L. Norton               Vice President - Fund Business                   1990
                                 Management Group,

(Secretary)                      Capital Research and Management
                                 Company

39

Mr. David A. Pritchett           Vice President - Fund Business                   1999
                                 Management Group,

(Treasurer)                      Capital Research and Management Company

33

Ms. Sheryl F. Johnson            Vice President - Fund Business                   1998
                                 Management Group,

(Assistant Treasurer)            Capital Research and Management
                                 Company

31


_____________

/1/ The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

/2/ Officers hold office until their respective successors are elected, or until they resign or are removed.

No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All directors and officers as a group owned beneficially fewer than 1% of the Fund's shares outstanding on June 30, 2000.


PROPOSAL 2: APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

 The Fund is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Directors without shareholder approval.

 Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, the Investment Adviser believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

 The Board of Directors, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions for the Fund, and have concluded that certain restrictions should be revised or reclassified as non-fundamental, and certain other restrictions should be eliminated. The specific proposals are discussed below.

 The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

 IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF THE FUND, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

 The texts of the proposed changes to the Fund's fundamental restrictions are set forth below. Shareholders owning either Class A shares or Class B shares of the Fund may vote for or against any or all of the changes that are the subject of Proposal 2. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised accordingly.

RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

2A.  LENDING ACTIVITIES

 Under the 1940 Act, the Fund is required to have a fundamental restriction addressing its lending activities. These activities are also subject to certain restrictions. Under the 1940 Act, loans of securities and other assets are generally permitted up to 33-1/3% of a fund's total assets. The Fund's current fundamental policy states that the Fund may not lend any of its assets, except that it may enter into repurchase agreements, invest in debt securities and cash equivalents, and lend portfolio securities.

 Under the revised fundamental policy, the Fund would be permitted to lend securities or make loans up to 15% of total assets. However, a non-fundamental policy would be adopted stating that the Fund had no current intention to lend portfolio securities. As such, the Fund would have the flexibility to invest, consistent with its investment objective, in loans, loan participations, and other forms of direct debt instruments. Direct debt instruments are interests in amounts owed to lenders or lending syndicates or other parties. As the beneficial owner of a direct debt instrument, the Fund would be entitled to receive payments of principal, interest and any fees to which it is entitled. If the Fund acquires an indirect interest in a loan (E.G., a loan participation), the Fund would be entitled to receive these payments only from the lender selling the participation. The Fund generally would have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. The Fund would be subject to the credit risk of both the borrower and the lender selling the participation.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not...] lend money; provided that entering into repurchase agreements, investment in debt securities or in cash equivalents and lending of portfolio securities shall not be prohibited by this restriction.

  PROPOSED TEXT (FUNDAMENTAL)

 [The Fund may not...] lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

  PROPOSED TEXT (NON-FUNDAMENTAL)

  The Fund does not currently intend to lend portfolio securities.

RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

2B.  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

 This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revisions would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. Current industry practice is to rely on the 1940 Act for investor protection.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not...] invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction.

 PROPOSED TEXT (NON-FUNDAMENTAL)

 [The Fund may not...] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

2C.  ILLIQUID/RESTRICTED SECURITIES

 The Fund has a fundamental policy prohibiting the acquisition of illiquid securities (including repurchase agreements maturing in more than seven days) in excess of 10% of total assets. These policies are not required to be fundamental under the 1940 Act.

 Historically, there has been a concern that "restricted securities" (I.E., securities with legal or contractual limitations on transfer, which typically cannot be resold to the public), may be difficult for a mutual fund to sell at approximately the value at which the Fund is carrying the investment. Restricted securities may or may not be illiquid, however. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace.

 Under the proposal, investors would continue to be protected by a non-fundamental investment restriction covering illiquid securities. The proposed increase in the limit on these investments, from 10% of total assets to 15% of net assets, is consistent with current regulatory standards applicable to all non-money market mutual funds.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not...] invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or non-U.S. securities for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

 PROPOSED TEXT (NON-FUNDAMENTAL)

 [The Fund may not...] invest more than 15% of the value of its net assets in illiquid securities.

RESTRICTIONS PROPOSED TO BE ELIMINATED

 The following investment restrictions are not required under the 1940 Act. They were originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of management to manage the Fund's assets effectively and efficiently in response to market and regulatory changes, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated.

2D.  PLEDGING ASSETS

 In certain circumstances these restrictions could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limits would remain unchanged. The current prohibition on margin purchases would be retained as a separate restriction.

  CURRENT TEXT (FUNDAMENTAL)

  [The Fund may not...] purchase securities on margin or mortgage, pledge or hypothecate its assets to any extent.

  PROPOSED TEXT (FUNDAMENTAL)

  [The Fund may not...] purchase securities on margin.

2E.  AFFILIATED OWNERSHIP

 The purposes intended to be served by this restriction are covered by the Fund's Code of Ethics and separate provisions of the 1940 Act.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not...] purchase or retain the securities of any issuer if those individual officers and directors of the fund, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

2F.  UNSEASONED ISSUERS

 This restriction was adopted in response to state regulation that no longer applies. Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. Elimination of this restriction will provide the Fund with greater investment flexibility, subject to its investment objective and policies. Retaining such a restriction could, among other things, preclude the Fund from making otherwise attractive investments.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not...] invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

2G.  OIL, GAS OR MINERAL EXPLORATION

 At one time, certain state regulators felt it appropriate to limit investments in oil and gas partnerships as a means to protect investors from speculative investments and to reduce overall portfolio risk. Industry practice has been to manage these risks through prudent investment practices and explicit diversification and concentration policies.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not...] purchase partnership interests or invest in leases to develop, or explore for, oil, gas or minerals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THESE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


PROPOSAL 3. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000

 Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of Deloitte & Touche LLP to act as independent public accountant for the Fund for the fiscal year ending September 30, 2000. Deloitte & Touche LLP has served as the Fund's independent public accountant since the Fund's inception. No representative of the firm of Deloitte & Touche LLP is expected to attend the meeting of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.


                                 OTHER MATTERS

 Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, it is the intention of the persons named in the enclosed proxy to vote proxies in accordance with their best judgment in the interests of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

 Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The enclosed proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

 You may obtain a copy of the Fund's most recent annual report, without charge, by writing to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

 By Order of the Board of Directors,

 CHAD L. NORTON
 Secretary

July 18, 2000


PROXY CARD                    SMALLCAP WORLD FUND, INC.           PROXY CARD


        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
         FOR THE MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 12, 2000


The undersigned hereby appoints Vincent P. Corti, Gordon Crawford and Chad L. Norton, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, September 12, 2000 at 11:00 a.m., on all matters coming before the meeting.

PLEASE EXECUTE, SIGN AND RETURN THIS PROXY. WHEN PROPERLY EXECUTED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET:  HTTP://VOTE.PROXY-DIRECT.COM
CONTROL NUMBER:  999 9999 9999 999

VOTE VIA TELEPHONE:  1-800-597-7836

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


 Signature

 Signature of joint owner, if any

 Date


                           SMALLCAP WORLD FUND, INC.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []


1. ELECTION OF TRUSTEES:

                                                                      FOR ALL        WITHHOLD         FOR ALL
                                                                                     ALL              EXCEPT
01      Joseph C. Berenato          07      Leonade D. Jones          []             []               []

02      Richard G. Capen            08      William H. Kling

03      H. Frederick Christie       09      Norman R. Weldon

04      Gordon Crawford             10      Gregory W. Wendt

05      Alan Greenway               11      Patricia K. Woolf

06      E. Graham Holloway


 To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________
2. APPROVAL OF THE PROPOSED CHANGES TO THE FUND'S INVESTMENT RESTRICTIONS:

                                                                      FOR          AGAINST        ABSTAIN

2A.      Revision of restriction regarding lending                    []           []             []
         activities

2B.      Revision of restriction regarding purchasing                 []           []             []
         securities of

         other investment companies

2C.      Revision of restriction regarding illiquid                   []           []             []
         securities

2D.      Elimination of restriction regarding pledging                []           []             []
         assets

2E.      Elimination of restriction regarding affiliated              []           []             []
         ownership

2F.      Elimination of restriction regarding unseasoned              []           []             []
         issuers

2G.      Elimination of restriction regarding oil, gas or             []           []             []
         mineral exploration

3.       RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP           []           []             []
         AS INDEPENDENT ACCOUNTANT:


 IN THEIR DISCRETION, UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
MEETING.


                          IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING